                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-06600

                 SCUDDER FLAG INVESTORS VALUE BUILDER FUND, INC.
                 -----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        3/31

Date of reporting period:       9/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Flag Investors Value Builder Fund

Semiannual Report to Shareholders

September 30, 2004

Contents

<Click Here> Performance Summary

<Click Here> Information About Your Fund's Expenses

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Additionally, it invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Moreover, although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

Returns and rankings during the 10-year period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class B shares prior to January 3, 1995 and Class C shares prior to April 8, 1998 are derived from the historical performance of Class A shares of the Scudder Flag Investors Value Builder Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/04
Scudder Flag Investors Value Builder Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	-5.76%	9.95%	5.21%	3.55%	11.17%
Class B	-6.08%	9.10%	4.43%	2.78%	10.34%
Class C	-6.08%	9.10%	4.43%	2.79%	10.36%
S&P 500 Index+	-.18%	13.87%	4.05%	-1.31%	11.08%
Blended Index++	.00%	9.28%	4.81%	2.19%	9.67%
Scudder Flag Investors Value Builder Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	-5.62%	10.25%	5.47%	3.82%	9.95%
S&P 500 Index+	-.18%	13.87%	4.05%	-1.31%	9.32%
Blended Index++	.00%	9.28%	4.81%	2.19%	8.46%

Sources: Lipper Inc. and Investment Company Capital Corp.

++ Total returns shown for periods less than one year are not annualized.
* The Class commenced operations on November 2, 1995. Index returns begin October 31, 1995.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 9/30/04	$ 21.97	$ 21.98	$ 21.99	$ 22.17
3/31/04	$ 23.51	$ 23.52	$ 23.53	$ 23.73
Distribution Information: Six Months: Income Dividends as of 9/30/04	$ .20	$ .11	$ .11	$ .23

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Flag Investors Value Builder Fund - Class A [] S&P 500 Index+ [] Blended Index++

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/04
Scudder Flag Investors Value Builder Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,363	$10,977	$11,222	$27,173
	Average annual total return	3.63%	3.15%	2.33%	10.51%
Class B	Growth of $10,000	$10,610	$11,188	$11,373	$26,756
	Average annual total return	6.10%	3.81%	2.61%	10.34%
Class C	Growth of $10,000	$10,910	$11,387	$11,473	$26,793
	Average annual total return	9.10%	4.43%	2.79%	10.36%
S&P 500 Index+	Growth of $10,000	$11,387	$11,263	$9,363	$28,612
	Average annual total return	13.87%	4.05%	-1.31%	11.08%
Blended Index++	Growth of $10,000	$10,928	$11,514	$11,142	$25,174
	Average annual total return	9.28%	4.81%	2.19%	9.67%

The growth of $10,000 is cumulative.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/04
Scudder Flag Investors Value Builder Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,102,500	$1,173,100	$1,206,100	$2,327,900
	Average annual total return	10.25%	5.47%	3.82%	9.95%
S&P 500 Index+	Growth of $1,000,000	$1,138,700	$1,126,300	$936,300	$2,213,200
	Average annual total return	13.87%	4.05%	-1.31%	9.32%
Blended Index++	Growth of $1,000,000	$1,092,800	$1,151,400	$1,114,200	$2,062,700
	Average annual total return	9.28%	4.81%	2.19%	8.46%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class shares is $1,000,000.

* The Class commenced operations on November 2, 1995. Index returns begin October 31, 1995.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Blended Index is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Lehman Brothers Intermediate US Government/Credit Index) and cash (Merrill Lynch 3-month T-bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 60%; bonds: 35%; cash: 5%). These results are summed to produce the aggregate benchmark. The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Intermediate US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. The Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Class A Lipper Rankings - Balanced Funds Category as of 9/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	214	of	545	40
3-Year	145	of	448	33
5-Year	112	of	366	31
10-Year	12	of	149	8

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended September 30, 2004.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2004
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 4/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/04	$ 942.40	$ 939.20	$ 939.20	$ 943.80
Expenses Paid per $1,000*	$ 5.59	$ 9.42	$ 9.31	$ 4.51
Hypothetical 5% Fund Return	Class A	Class B	Class C	InstitutionalClass
Beginning Account Value 4/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/04	$ 1,019.31	$ 1,015.35	$ 1,015.47	$ 1,020.43
Expenses Paid per $1,000*	$ 5.81	$ 9.79	$ 9.67	$ 4.69

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
Scudder Flag Investors Value Builder Fund	1.15%	1.94%	1.92%	.93%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Hobart Buppert addresses the economy, the management team's approach and the resulting performance of Scudder Flag Investors Value Builder Fund for the six months ended September 30, 2004.

Q: How would you characterize the market environment during the period?

A: The market environment over the past six months was difficult due to a sluggish economic recovery, the impact of high oil prices on the consumer, the continued turmoil in the Middle East, and the upcoming presidential election. The one positive factor, however, was lower-than-expected interest rates.

Contrary to the earlier predictions of most economists, short-term rates remained at very low levels. Low rates benefit both companies and consumers; corporations can borrow money to finance expansion or improvement initiatives, and home owners can obtain lower mortgage rates, thus stimulating both home sales and other discretionary purchases.

Q: How did the fund perform during the period?

A: Scudder Flag Investors Value Builder Fund Class A shares lost 5.76% for the six months ended September 30, 2004 versus the 0.70% drop in total return of its peers in the Balanced Funds category, as tracked by Lipper Inc. for the same period.1 (Returns are unadjusted for sales charges. If sales charges had been included, the fund's return would have been lower.) This fund offers other share classes. Please see pages 4 through 6 for more complete performance information.

1 The Balanced Funds category tracked by Lipper Inc. includes those funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the ratio of stocks to bonds is approximately 60%/40%.

The Standard & Poor's 500 index (S&P 500) was down 0.18% during that time.2 For comparative purposes the fund also tracks a proprietary blended benchmark index that, like the fund and its peers, comprises both stocks and bonds. For the period, the blended benchmark was flat at 0.00%. The blended benchmark return is calculated by using a weighted combination of three unmanaged indices: 60% S&P 500, 35% Lehman Brothers Intermediate US Government/Credit Index and 5% Merrill Lynch 3-Month T-Bill Index.3

2 The Standard & Poor's 500 Index is an unmanaged group of stocks generally representative of the US stock market. Index returns represent the reinvestment of all distributions. It is not possible to invest directly in an index.
3 The Lehman Brothers Intermediate US Government/Credit Index is a general measure of performance in the intermediate-term government and corporate bond sector. The Merrill Lynch 3-Month T-Bill Index is a general measure of the 3-Month Treasury market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. These indices are not available for direct investment.

The fund's investment objective is to seek to maximize total return through a combination of long-term growth of capital and current income. We work to create long-term value for shareholders. Our aim is for the fund to provide returns higher than those of its benchmark over a one-year, three-year, five-year and even longer periods. Obviously, we'd like to be in the top percentile of our peers in every period. We know that for every period, however, that is not always realistic. What is realistic, we believe, is to add value in terms of outstanding relative returns over time. Therefore, we remain committed to our disciplined investment process and we don't shift our focus to obtain short-term gains. This discipline has helped the fund's Class A shares to outperform both the blended benchmark and the average total return of its peers in the one-, three-, five- and 10-year periods ended September 30, 2004.4 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower.) The margin has increased over time. Over that 10-year period, the fund's cumulative total was 188.31% versus 151.74% for the blended benchmark; the fund's average annual total return was 11.17% versus 8.34% for its peers, according to Lipper Inc.

4 Average returns for the Lipper Balanced Funds category as of September 30, 2004 were 9.20%, 4.45% and 2.35% for the one-, three- and five-year periods, respectively.

While we are disappointed by the fund's performance during the six-month period, we believe it's important to consider the underlying causes of this shortfall. Several stocks that had been stellar performers during the prior 12-month period gave back a portion of their earlier gains.

Cendant Corp. is an example of a company that appeared to have a negative impact on the portfolio but was in reality only giving back some of the stock's strong gains realized during the 12 months prior to the beginning of this reporting period. There is simply no fundamental reason for the setback. Cendant Corp. operates in five business segments and focuses on providing travel and real estate services. The company recently sold off a part of its business to increase efficiency and acquired Orbitz, Inc., an on-line travel company, to blend in with its travel business. Free cash flow generation continues to be robust.

A six-month period provides only a snapshot of total fund performance. In this case, performance was measured from the fund's peak at the beginning of the period. The fund's Class A shares unadjusted for sales charges gained 16.66% for the previous six months and 43.22% for the prior 12-month period ended March 31, 2004. In both of those periods, the fund outperformed the average returns of its Lipper Balanced Funds category, which were 9.97% and 23.88%, respectively. This illustrates how quickly and profoundly the market can shift in such a short period.

Q: Will you describe the "flexible value" investment philosophy and explain how it informs your choice of stocks?

A: We typically hold approximately two-thirds of the portfolio's assets in stocks. Rather than focusing on trends in the economy or in the financial markets, we seek stocks that have fallen out of favor for one reason or another and whose prices have declined. Our approach is flexible in that we do not limit the universe of potential holdings to those stocks that are traditionally considered "value stocks." We do not have predetermined price-to-earnings criteria. We believe that all stocks - whether considered value or growth - can become undervalued at some point, based on market sentiment.

We evaluate companies on their individual merits, seeking those that are well-positioned, are generating excess free cash flow and are run by skilled, shareholder-oriented senior management. We buy companies that are trading at what we consider to be attractive prices relative to their long-term earnings growth potential.

We consider ourselves long-term investors, which means that we tend to remain invested in stocks for one to three years or longer, as long as a company continues to meet our expectations. The fund tends to sell stocks when their prospects for earnings growth appear less promising, when their prices fully reflect their growth potential or when we believe other investments offer better opportunities.

Q: Which stocks were disappointing?

A: Three stocks had the greatest impact on returns during the period:

• Cardinal Health, Inc. is a provider of products and services that support the health care industry. The company is among the world's largest drug distributors. On July 1, 2004, the company announced that changes in its drug distribution business model would take longer than anticipated. Going forward, Cardinal Health would attempt to operate more on a fee basis paid by the drug manufacturers. After the announcement, short-term investors sold the stock, causing most of that stock's substantial losses to occur on that day. Consistent with our approach, we've taken a long-term stance, electing to continue to hold the stock. Although we believe that it will take a quarter or two for the company to work through these new challenges, we are confident that they will. And while we do not believe that its rate of growth will keep pace with the past, we think that the stock represents good value.

• Allied Waste Industries, Inc. is a waste management company that provides collection, transfer, recycling and disposal services for approximately 10 million residential, commercial and industrial customers. Frankly, we've been disappointed with the company's performance. The economy has not been strong enough to create volume or pricing gains in the waste business. We wrestled with that possibility early in the period but hoped, along with many others in the market, that volumes and pricing power would be greater than they turned out to be. In addition, over the past six months we had come to believe that management could be faulted for some needed improvements in execution. The company recently appointed a board member as the new Chairman and CEO. We think this is a step in the right direction. We intend to maintain our long-term perspective, focusing on 2005, when we expect to see the results of these changes show up on the company's income statement and balance sheet. Meantime, the company continues to generate a good deal of free cash flow (generally, the amount of money a company has left after it has paid all of its expenses).

• Clear Channel Communications, Inc. is a diversified media company with three primary business segments: radio broadcasting, outdoor advertising and live entertainment. We've been fond of the company for a long time for its perceived value, free cash flow characteristics and management smarts, in our opinion. Along with most other media names, the company's advertising revenue has not grown as hoped or expected. Radio has been particularly hard hit, leaving many to question whether radio is a growth industry. While the market has been fairly cruel to Clear Channel, we've resolved to stick with it for a while longer. We believe the company still has growth potential. Further, it continues to produce enormous amounts of free cash flow - in excess of $1 billion, as of the close of the period. The company has aggressively bought back shares which, we believe, ultimately will benefit shareholders when growth returns.

Q: Which stocks proved most beneficial to performance?

A: In spite of the fund's short-term numbers, we had some real performers during the period. We believe these examples reflect both our long-term view and the wisdom of our approach to assessing value in companies.

• CONSOL Energy, Inc. is among the three largest coal mining companies in the US. Despite the fact that we don't have many energy holdings due to the volatile nature of the underlying commodity prices, we recognized that the company was undervalued when we bought it nearly one year ago. Much of the stock's appreciation, however, was driven by rising energy prices, which are far higher than we anticipated.

• AmeriCredit Corp. provides credit services primarily to the sub-prime, used car market and is a leader in the industry. Management recently has done a better job of balancing its existing business with expansion initiatives. The company produces large amounts of free cash and has announced that it would initiate a share buyback. This company made tremendous strides in 2003 and has been able to keep that momentum going. We don't think it's over yet.

• Freddie Mac, the Federal Home Loan Mortgage Corporation, has rebounded nicely from losses suffered in 2003, when the company came under fire due to questionable accounting practices. After extensive investigation, nothing fraudulent was discovered. With an extremely low relative price-to-earnings ratio (the most common measure of how expensive a stock is), reasonably good growth prospects and expectations for robust free cash flow generation, we believe the company offers awfully good value.

Q: Will you describe the process and criteria you use to select bonds?

A: Typically we invest about one-third of the portfolio in corporate bonds, while the other two-thirds is invested in stocks. We utilize bonds to help mitigate risk and as a way to generate potential returns and dependable income for shareholders. Since no one knows or can predict with any consistency where interest rates are going to be in the future, we seek to reduce risk by focusing on intermediate-term issues (one- to 10-year maturities). Furthermore, the fund invests primarily in corporate bonds of investment- and medium-grade quality. To assess the issuing company, bonds are selected using the same bottom-up, fundamental research techniques that we use for equities.

We seek to add value by investing in medium-grade bonds with a higher coupon as well as the potential to earn a capital gain relative to other investment-grade issues. We don't have to own noninvestment-grade bonds, but we choose to do it only when we believe we can create added value for the fund's shareholders. We undertake rigorous analysis and spend lots of time examining balance sheets and income statements so that we can invest with confidence. For example, we recently invested in MidAmerican Energy Holdings Co. While the bond is rated BBB, our fundamental research suggested that the company is far stronger than its rating. At the close of the period, it was earning considerably more than Treasury bonds with similar maturities. Of course there is more risk with a corporate bond versus a US Treasury bond. A corporate bond is not guaranteed by the US government as is the timely payment of principal and interest on a US Treasury.

Q: How did the fund's fixed-income holdings perform during the period?

A: During the period, the Federal Reserve Board raised short-term interest rates slightly, while yields on longer-dated maturities fluctuated in a narrow but volatile range. As we mentioned earlier, interest rates nonetheless remained near their historical lows, which was somewhat unexpected. The fund's bond investments tended to perform pretty well in this environment, as the higher yield, in most cases, provided excess return to shareholders.

Q: Do you have any closing comments for shareholders?

A: We believe the fund's portfolio today offers tremendous value relative to the broad market. As of the period's end, the portfolio's 10 largest holdings exhibited aggregate cash flow and earnings growth characteristics that were well above the market, as measured by the S&P 500. Yet, the weighted average of their price-to-earnings ratios was far lower. We feel confident that the fund is well positioned to realize this value in any market environment.

We are grateful for the continued support of our shareholders and look forward to continuing to help them meet their long-term financial goals with strong performance over time.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2004

Asset Allocation	9/30/04	3/31/04

Common Stocks	71%	73%
Corporate Bonds	18%	17%
Cash Equivalents	9%	8%
Convertible Preferred Stocks	1%	1%
Foreign Bonds - US$ Denominated	1%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	9/30/04	3/31/04

Financials	27%	25%
Industrials	19%	22%
Consumer Discretionary	18%	19%
Health Care	14%	14%
Information Technology	9%	8%
Utilities	5%	5%
Telecommunication Services	3%	3%
Materials	3%	-
Consumer Staples	2%	2%
Other	-	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at September 30, 2004 (36.4% of Portfolio)
1. Cendant Corp. Provider of consumer and business services globally	5.8%
2. WellPoint Health Networks, Inc. Provider of health care services	4.7%
3. American Financial Realty Trust (REIT) Operator of a real estate trust	4.3%
4. Tyco International Ltd. Manufacturer of medical products, packaging, electrical and electronic components	4.2%
5. First Data Corp. Provider of electronic commerce solutions	4.1%
6. Citigroup, Inc. Provider of diversified financial services	3.3%
7. Kinder Morgan Management LLC Manager of business affairs for Kinder Morgan Energy Partners LP	2.9%
8. Allied Waste Industries, Inc. Provider of waste management services	2.5%
9. CONSOL Energy, Inc. Operator of coal mining business	2.4%
10. XL Capital Ltd. "A" Provider of Insurance services	2.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 71.0%
Consumer Discretionary 10.5%
Household Durables 3.3%
Blyth, Inc.	418,200	12,922,380
Champion Enterprises, Inc.*	741,900	7,634,151
		20,556,531
Media 6.4%
Clear Channel Communications, Inc.	379,986	11,844,164
Comcast Corp. "A"*	175,000	4,942,000
LodgeNet Entertainment Corp.* (b)	747,826	9,871,303
Time Warner, Inc.*	828,800	13,376,832
		40,034,299
Specialty Retail 0.8%
TJX Companies, Inc.	243,100	5,357,924
Consumer Staples 1.5%
Tobacco 1.5%
Altria Group, Inc.	201,500	9,478,560
Energy 0.5%
Oil & Gas
Kinder Morgan, Inc.	50,191	3,152,999
Financials 22.3%
Capital Markets 0.5%
SEI Investments Co.	100,000	3,368,000
Consumer Finance 4.8%
AmeriCredit Corp.*	552,900	11,544,552
Capital One Finance Corp.	120,900	8,934,510
MBNA Corp.	370,770	9,343,404
		29,822,466
Diversified Financial Services 4.9%
Citigroup, Inc.	470,800	20,771,696
Freddie Mac	146,400	9,551,136
		30,322,832
Insurance 5.3%
Hilb, Rogal & Hamilton Co.	121,700	4,407,974
MBIA, Inc.	149,450	8,699,484
Progressive Corp.	21,000	1,779,750
Quanta Capital Holdings Ltd.*	450,000	3,667,500
XL Capital Ltd. "A"	197,700	14,627,823
		33,182,531
Real Estate 6.8%
American Financial Realty Trust (REIT)	1,911,000	26,964,210
American Home Mortgage Investment Corp. (REIT)	167,000	4,667,650
Capital Lease Funding, Inc. (REIT)	200,000	2,208,000
Fieldstone Investment Corp., 144A (REIT)	100,000	1,700,000
Highland Hospitality Corp. (REIT)	66,000	752,400
Saxon Capital, Inc. (REIT)*	282,000	6,063,000
		42,355,260
Health Care 10.9%
Health Care Equipment & Supplies 1.2%
Baxter International, Inc.	233,900	7,522,224
Health Care Providers & Services 8.0%
Anthem, Inc.*	27,400	2,390,650
Cardinal Health, Inc.	290,750	12,726,128
Laboratory Corp. of America Holdings*	40,000	1,748,800
WellChoice, Inc.*	90,000	3,359,700
WellPoint Health Networks, Inc.*	279,400	29,362,146
		49,587,424
Pharmaceuticals 1.7%
Johnson & Johnson	186,000	10,477,380
Pfizer, Inc.	8,000	244,800
		10,722,180
Industrials 13.7%
Commercial Services & Supplies 8.3%
Allied Waste Industries, Inc.*	1,742,900	15,424,665
Cendant Corp.	1,683,000	36,352,800
		51,777,465
Industrial Conglomerates 4.2%
Tyco International Ltd.	860,400	26,379,864
Machinery 1.2%
SPX Corp.	206,100	7,295,940
Information Technology 5.6%
Communications Equipment 0.1%
Black Box Corp.	16,700	617,065
Computers & Peripherals 1.4%
International Business Machines Corp.	98,000	8,402,520
IT Consulting & Services 4.1%
First Data Corp.	593,416	25,813,596
Materials 2.4%
Metals & Mining
CONSOL Energy, Inc.	429,000	14,967,810
Telecommunication Services 0.7%
Diversified Telecommunication Services
Qwest Communications International, Inc.*	1,267,600	4,221,108
Utilities 2.9%
Gas Utilities
Kinder Morgan Management LLC*	433,835	18,012,829
Total Common Stocks (Cost $279,542,013)		442,951,427

	Principal Amount ($)	Value ($)

Corporate Bonds 18.3%
Consumer Discretionary 5.5%
Blyth, Inc.:
5.5%, 11/1/2013	1,600,000	1,626,198
7.9%, 10/1/2009	4,500,000	5,097,366
Clear Channel Communication Inc., 6.0%, 11/1/2006	5,200,000	5,460,281
EchoStar DBS Corp. 144A, 6.625%, 10/1/2014	1,000,000	993,750
Host Marriott LP, 7.125%, 11/1/2013	3,600,000	3,780,000
Knight-Ridder, Inc., 6.625%, 11/1/2007	3,000,000	3,286,080
LodgeNet Entertainment Corp., 9.5%, 6/15/2013 (b)	1,000,000	1,090,000
Mandalay Resort Group, 6.375%, 12/15/2011	1,000,000	1,025,000
Marriott International, 7.875%, 9/15/2009	5,700,000	6,590,198
Tandy Corp., 6.95%, 9/1/2007	3,000,000	3,279,957
Time Warner, Inc., 6.875%, 5/1/2012	1,000,000	1,115,677
XM Satellite Radio, Inc., 7.194%**, 5/1/2009	1,000,000	1,017,500
		34,362,007
Consumer Staples 0.3%
Avon Products, Inc., 6.55%, 8/1/2007	1,000,000	1,090,221
Chattem, Inc., 144A, 4.79%**, 3/1/2010	500,000	510,000
		1,600,221
Energy 0.4%
Kinder Morgan Energy Partners LP, 7.125%, 3/15/2012	2,000,000	2,278,210
Financials 1.1%
Jefferies Group, Inc. Series B, 7.5%, 8/15/2007	4,000,000	4,443,400
JP Morgan & Co, Inc., 6.875%, 1/15/2007	2,000,000	2,168,822
		6,612,222
Health Care 1.5%
Tenet Healthcare Corp., 6.5%, 6/1/2012	9,350,000	8,368,250
Wellpoint Health Networks, Inc., 6.375%, 6/15/2006	1,000,000	1,054,749
		9,422,999
Industrials 3.5%
Allied Waste North America, Inc. Series B, 5.75%, 2/15/2011	3,850,000	3,657,500
Cendant Corp., 6.875%, 8/15/2006	5,475,000	5,835,534
Lilly Industries, Inc., 7.75%, 12/1/2007	1,000,000	1,087,779
McDonnell Douglas Corp., 6.875%, 11/1/2006	2,000,000	2,148,428
Norfolk Southern Corp.:
5.257%, 9/17/2014	1,367,000	1,386,664
7.35%, 5/15/2007	261,000	285,503
Tyco International Ltd., 8.2%, 10/15/2008	3,815,000	4,371,956
Union Carbide Corp., 6.7%, 4/1/2009	3,000,000	3,015,000
		21,788,364
Information Technology 2.4%
Electronic Data Systems Corp., Series B, 6.0%, 8/1/2013	2,000,000	2,017,244
Millipore Corp., 7.5%, 4/1/2007	9,050,000	9,663,146
Sun Microsystems, Inc.:
7.5%, 8/15/2006	2,000,000	2,131,282
7.65%, 8/15/2009	1,000,000	1,099,455
		14,911,127
Telecommunication Services 2.1%
American Tower Corp.:
144A, 7.125%, 10/15/2012	3,000,000	2,970,000
144A, 7.5%, 5/1/2012	500,000	510,000
9.375%, 2/1/2009	1,961,000	2,078,660
Qwest Communications International, Inc.:
144A, 5.211%**, 2/15/2009	1,000,000	952,500
144A, 7.25%, 2/15/2011	2,000,000	1,895,000
144A, 7.5%, 2/15/2014	3,000,000	2,752,500
Verizon Communications, 6.46%, 4/15/2008	2,000,000	2,161,722
		13,320,382
Utilities 1.5%
CalEnergy Co., Inc.:
7.23%, 9/15/2005	2,975,000	3,097,835
7.63%, 10/15/2007	5,000,000	5,542,610
MidAmerican Energy Holdings Co., Series D, 5.0%, 2/15/2014	1,000,000	988,248
		9,628,693
Total Corporate Bonds (Cost $106,769,936)		113,924,225

Foreign Bonds - US$ Denominated 1.2%
Tyco International Group SA:
6.375%, 2/15/2006	3,000,000	3,136,287
6.375%, 10/15/2011	1,000,000	1,105,920
6.75%, 2/15/2011	3,000,000	3,375,270
Total Foreign Bonds - US$ Denominated (Cost $6,069,900)		7,617,477

Convertible Preferred Stocks 1.5%
Financials 1.5%
Central Park Finance Trust (Cost $8,485,000)	544,000	9,520,000

Cash Equivalents 8.6%
Scudder Cash Management QP Trust, 1.70% (c) (Cost $53,683,267)	53,683,267	53,683,267

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $454,550,116) (a)	100.6	627,696,396
Other Assets and Liabilities, Net	(.6)	(3,703,302)
Net Assets	100.0	623,993,094

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2004.
(a) The cost for federal income tax purposes was $454,763,189. At September 30, 2004, net unrealized appreciation for all securities based on tax cost was $172,933,207. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $190,924,172 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $17,990,965.
(b) Affiliated issuers (see Notes to Financial Statements).
(c) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2004 (Unaudited)
Assets
Investments in securities, at value: Unaffiliated issuers (cost $392,817,562)	$ 563,051,826
Affiliated issuers (cost $8,049,287)	10,961,303
Investment in Scudder Cash Management QP Trust (cost $53,683,267)	53,683,267
Total investments in securities, at value (cost $454,550,116)	627,696,396
Cash	10,000
Dividends receivable	542,766
Interest receivable	2,268,890
Receivable for Fund shares sold	103,331
Other assets	37,137
Total assets	630,658,520
Liabilities
Payable for investments purchased	3,996,250
Payable for Fund shares redeemed	1,875,119
Accrued investment advisory fee	440,079
Other accrued expenses and payables	353,978
Total liabilities	6,665,426
Net assets, at value	$ 623,993,094
Net Assets
Net assets consist of: Undistributed net investment income	56,657
Net unrealized appreciation (depreciation) on investments	173,146,280
Accumulated net realized gain (loss)	(21,624,737)
Paid-in capital	472,414,894
Net assets, at value	$ 623,993,094

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($440,107,179 / 20,031,894 shares of capital stock outstanding, $.001 par value, 50,000,000 shares authorized)	$ 21.97
Maximum offering price per share (100 / 94.25 of $21.97)	$ 23.31
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($44,478,775 / 2,024,032 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 21.98
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($30,398,541 / 1,382,538 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 21.99
Institutional Class Net Asset Value, offering and redemption price per share ($109,008,599 / 4,915,844 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 22.17

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended September 30, 2004 (Unaudited)
Investment Income
Income: Dividends	$ 4,247,776
Interest - Unaffiliated issuers	4,104,860
Interest - Affiliated issuers	47,500
Investment in Scudder Cash Management QP Trust	439,632
Total Income	8,839,768
Expenses: Investment advisory fee	2,487,872
Services to shareholders	250,386
Custody and Accounting fees	88,396
Distribution and shareholder servicing fees	962,059
Auditing	32,056
Legal	24,208
Directors' fees and expenses	19,708
Reports to shareholders	17,619
Registration fees	22,654
Other	23,682
Total expenses before expense reductions	3,928,640
Expense reductions	(4,599)
Total expenses before expense reductions	3,924,041
Net investment income (loss)	4,915,727
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments - Unaffiliated issuers	6,637,258
Investments - Affiliated issuers	422,027
7,059,285
Net unrealized appreciation (depreciation) during the period on investments	(50,836,966)
Net gain (loss) on investment transactions	(43,777,681)
Net increase (decrease) in net assets resulting from operations	$ (38,861,954)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2004 (Unaudited)	Year Ended March 31, 2004
Operations: Net investment income (loss)	$ 4,915,727	$ 10,334,972
Net realized gain (loss) on investment transactions	7,059,285	20,587,997
Net unrealized appreciation (depreciation) on investment transactions during the period	(50,836,966)	177,826,293
Net increase (decrease) in net assets resulting from operations	(38,861,954)	208,749,262
Distributions to shareholders from: Net investment income: Class A	(3,955,606)	(7,833,103)
Class B	(245,494)	(705,619)
Class C	(157,456)	(331,175)
Institutional Class	(1,141,529)	(2,467,339)
Fund share transactions: Proceeds from shares sold	59,515,441	83,208,564
Reinvestment of distributions	4,697,530	9,673,036
Cost of shares redeemed	(65,322,773)	(133,181,049)
Net increase (decrease) in net assets from Fund share transactions	(1,109,802)	(40,299,449)
Increase (decrease) in net assets	(45,471,841)	157,112,577
Net assets at beginning of period	669,464,935	512,352,358
Net assets at end of period (including undistributed net investment income of $56,657 and $641,015, respectively)	$ 623,993,094	$ 669,464,935

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended March 31,	2004[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 23.51	$ 16.75	$ 21.87	$ 21.78	$ 23.27	$ 24.15
Income (loss) from investment operations: Net investment income (loss)	.18[b]	.37[b]	.44[b]	.41	.49	.49
Net realized and unrealized gain (loss) on investment transactions	(1.52)	6.80	(5.06)	.10	.50	(.20)
Total from investment operations	(1.34)	7.17	(4.62)	.51	.99	.29
Less distributions from: Net investment income	(.20)	(.41)	(.50)	(.36)	(.73)	(.73)
Net realized gains on investment transactions	-	-	-	(.06)	(1.75)	(.44)
Total distributions	(.20)	(.41)	(.50)	(.42)	(2.48)	(1.17)
Net asset value, end of period	$ 21.97	$ 23.51	$ 16.75	$ 21.87	$ 21.78	$ 23.27
Total Return (%)[c]	(5.76)**	43.22	(21.27)	2.37	4.36	1.11
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	440	451	338	553	550	623
Ratio of expenses (%)	1.15*	1.15	1.11	1.09	1.11	1.09
Ratio of net investment income (loss) (%)	1.58*	1.77	2.38	1.86	2.13	2.06
Portfolio turnover rate (%)	11*	13	12	12	8	26
[a] For the six months ended September 30, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B
Years Ended March 31,	2004[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 23.52	$ 16.75	$ 21.80	$ 21.71	$ 23.22	$ 24.11
Income (loss) from investment operations: Net investment income (loss)	.09[b]	.22[b]	.29[b]	.25	.31	.31
Net realized and unrealized gain (loss) on investment transactions	(1.52)	6.79	(5.03)	.10	.50	(.20)
Total from investment operations	(1.43)	7.01	(4.74)	.35	.81	.11
Less distributions from: Net investment income	(.11)	(.24)	(.31)	(.20)	(.57)	(.56)
Net realized gains on investment transactions	-	-	-	(.06)	(1.75)	(.44)
Total distributions	(.11)	(.24)	(.31)	(.26)	(2.32)	(1.00)
Net asset value, end of period	$ 21.98	$ 23.52	$ 16.75	$ 21.80	$ 21.71	$ 23.22
Total Return (%)[c]	(6.08)**	42.20	(21.84)	1.63	3.54	.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	60	60	116	110	121
Ratio of expenses (%)	1.94*	1.90	1.87	1.84	1.86	1.84
Ratio of net investment income (loss) (%)	.79*	1.02	1.62	1.11	1.38	1.30
Portfolio turnover rate (%)	11*	13	12	12	8	26
[a] For the six months ended September 30, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C
Years Ended March 31,	2004[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 23.53	$ 16.76	$ 21.82	$ 21.73	$ 23.22	$ 24.12
Income (loss) from investment operations: Net investment income (loss)	.09[b]	.21[b]	.30[b]	.26	.32	.31
Net realized and unrealized gain (loss) on investment transactions	(1.52)	6.80	(5.05)	.09	.51	(.21)
Total from investment operations	(1.43)	7.01	(4.75)	.35	.83	.10
Less distributions from: Net investment income	(.11)	(.24)	(.31)	(.20)	(.57)	(.56)
Net realized gains on investment transactions	-	-	-	(.06)	(1.75)	(.44)
Total distributions	(.11)	(.24)	(.31)	(.26)	(2.32)	(1.00)
Net asset value, end of period	$ 21.99	$ 23.53	$ 16.76	$ 21.82	$ 21.73	$ 23.22
Total Return (%)[c]	(6.08)**	42.18	(21.87)	1.63	3.63	.31
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	33	23	40	32	34
Ratio of expenses (%)	1.92*	1.90	1.87	1.84	1.86	1.85
Ratio of net investment income (loss) (%)	.81*	1.02	1.62	1.11	1.38	1.34
Portfolio turnover rate (%)	11*	13	12	12	8	26
[a] For the six months ended September 30, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Institutional Class
Years Ended March 31,	2004[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 23.73	$ 16.91	$ 22.08	$ 21.98	$ 23.45	$ 24.36
Income (loss) from investment operations: Net investment income (loss)	.20[b]	.42[b]	.48[b]	.48	.54	.55
Net realized and unrealized gain (loss) on investment transactions	(1.53)	6.87	(5.10)	.09	.52	(.21)
Total from investment operations	(1.33)	7.29	(4.62)	.57	1.06	.34
Less distributions from: Net investment income	(.23)	(.47)	(.55)	(.41)	(.78)	(.81)
Net realized gains on investment transactions	-	-	-	(.06)	(1.75)	(.44)
Total distributions	(.23)	(.47)	(.55)	(.47)	(2.53)	(1.25)
Net asset value, end of period	$ 22.17	$ 23.73	$ 16.91	$ 22.08	$ 21.98	$ 23.45
Total Return (%)	(5.62)**	43.64	(21.07)	2.63	4.60	1.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	109	125	91	155	177	161
Ratio of expenses (%)	.93*	.90	.86	.84	.86	.84
Ratio of net investment income (loss) (%)	1.80*	2.02	2.63	2.11	2.38	2.32
Portfolio turnover rate (%)	11*	13	12	12	8	26
[a] For the six months ended September 30, 2004 (Unaudited). [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Flag Investors Value Builder Fund, Inc. ("Scudder Flag Investors Value Builder Fund" or the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher on-going expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At March 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately ($28,471,000) which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2011 (the expiration date), whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended September 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $42,393,793 and $33,602,375, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corporation ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.00% of the first $50,000,000 of the Fund's average daily net assets, 0.85% of the next $50,000,000 of such net assets, 0.80% of the next $100,000,000 of such net assets and 0.70% of such net assets in excess of $200,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended September 30, 2004, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized effective rate of 0.77% of the Fund's average daily net assets. Alex. Brown Investment Management serves as subadvisor and is responsible for the day to day management of the Fund and is paid by the Advisor for its services.

For the six months ended September 30, 2004, the Advisor has agreed to reimburse the Fund $4,469 for expenses.

Accounting Fees. ICCC is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. At its expense, ICCC has delegated its fund accounting and related duties to Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor. In turn, SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. The amount charged to the Fund by ICCC for accounting services aggregated $75,886, of which $11,715 is unpaid at September 30, 2004.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the six months ended September 30, 2004, the amount charged to the Fund by SISC aggregated $205,390, of which $103,725 is unpaid at September 30, 2004.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of up to 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. For the six months ended September 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2004
Class A	$ 538,787	$ 130,683
Class B	197,556	5,778
Class C	119,898	19,298
	$ 856,241	$ 155,759

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the six months ended September 30, 2004, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at September 30, 2004	Effective Rate
Class B	$ 65,852	$ 10,903.25%
Class C	39,966	6,662.25%
	$ 105,818	$ 17,565

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended September 30, 2004 aggregated $27,901.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended September 30, 2004, the CDSC for Class B and C shares aggregated $70,360 and $3,663, respectively. A deferred sales charge of up to 1% is assessed on certain redemption of Class A shares. For the six months ended September 30, 2004, SDI received $438 for Class A shares.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services.

Payment of such fees and expenses is allowed among all such funds described above in direct proportion to their relative net assets.

Scudder Cash Management QP Trust. Pursuant to an exemptive order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Transactions In Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the six months ended September 30, 2004 with companies which are or were affiliates is as follows:

Affiliate	Shares/ Principal Amount ($)	Purchase Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Interest Income ($)	Value ($)
LodgeNet Entertainment Corp., 9.50% 6/15/2013	1,000,000	1,000,000	-	-	47,500	1,090,000
LodgeNet Entertainment Corp.	747,826	-	595,111	422,027	-	9,871,303

E. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended September 30, 2004, the Fund's custodian fee was reduced by $130 for custodian credits earned.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") entered into a $1.25 billion revolving credit facility administered by JP Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under this agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended September 30, 2004		Year Ended March 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,287,958	$ 51,866,704	2,884,840	$ 61,568,484
Class B	94,195	2,155,031	284,389	6,005,234
Class C	95,390	2,175,035	262,851	5,642,068
Institutional Class	143,396	3,318,671	485,116	9,992,778
		$ 59,515,441		$ 83,208,564
Shares issued to shareholders in reinvestment of distributions
Class A	150,056	$ 3,371,426	311,655	$ 6,653,216
Class B	9,480	213,522	28,911	613,960
Class C	6,397	143,995	14,021	299,553
Institutional Class	42,682	968,587	97,755	2,106,307
		$ 4,697,530		$ 9,673,036
Shares redeemed
Class A	(1,580,404)	$ (35,459,340)	(4,195,753)	$ (86,496,111)
Class B	(642,082)	(14,479,800)	(1,331,295)	(27,416,938)
Class C	(129,246)	(2,907,230)	(247,865)	(5,056,728)
Institutional Class	(544,124)	(12,476,403)	(706,059)	(14,211,272)
		$ (65,322,773)		$ (133,181,049)
Net increase (decrease)
Class A	857,610	$ 19,778,790	(999,258)	$ (18,274,411)
Class B	(538,407)	(12,111,247)	(1,017,995)	(20,797,744)
Class C	(27,459)	(588,200)	29,007	884,893
Institutional Class	(358,046)	(8,189,145)	(123,188)	(2,112,187)
		$ (1,109,802)		$ (40,299,449)

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	FLVBX	FVBBX	FVBCX	FLIVX
CUSIP Number	81114E 102	81114E 201	81114E 300	81114E 409
Fund Number	415	615	715	535

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2004

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Flag Investors Value Builder Fund

By:                                 /s/Julian Sluyters
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               December 6, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Flag Investors Value Builder Fund

By:                                 /s/Julian Sluyters
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               December 6, 2004

By:                                 /s/Paul Schubert
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               December 6, 2004